Commentary

Why It’s Time to Invest in the HIT

Chang Suh, Executive Vice President

and Chief Portfolio Manager

June 2009

The AFL-CIO Housing Investment Trust (HIT) continues to deliver superior returns versus its benchmark and to provide excellent diversification for its investors, despite a turbulent economic and market environment. For pension plan investors, the HIT’s performance during this difficult market demonstrates the benefits of its focus on high credit quality investments – a specialty that is not only producing strong returns for its participants but also generating affordable housing and union jobs.

The HIT has outperformed the Barclays Capital Aggregate Bond Index by 217 basis points on a gross basis and by 198 basis points on a net basis year-to-date through May 31. For the 1-, 3-, 5- and 10-year periods ending May 31, the HIT’s gross returns exceeded the benchmark by 310, 109, 86 and 73 basis points, respectively. The HIT’s net returns for the same periods were higher than the benchmark by 264, 65, 44 and 31 basis points, respectively. And, despite rising rates, the HIT returned 3.50% on a gross basis and 3.30% on a net basis year-to-date. For the one-year period ending May 31, the gross return was 8.46% and net return was 8.00%.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The Difficult Market Environment

The HIT has significantly outperformed investment grade bonds and most other major investment sectors since the credit crisis began. During 2008 and the first quarter of 2009, the equity and credit markets suffered enormous losses. Despite some recovery since March, returns are still negative year-over-year for the broad S&P 500 index and flat for investment grade corporate bonds (based on the corporate component of the Barclays Aggregate). Since most investors continued to have too little exposure to high credit quality fixed-income products such as the HIT, they were not truly diversified against a significant economic downturn.

Sector Return Comparisons with the HIT

	One Year Ending:
	5/09	12/08	12/07
S&P 500 Index	(32.57%)	(37.00%)	5.49%
Corporate Bond Index	0.43%	(4.94%)	4.56%
HIT (Gross Returns)	8.46%	5.68%	7.14%
HIT (Net Returns)	8.00%	5.25%	6.70%

Sources: Bloomberg and BarclaysLive

The HIT’s Prudent Strategy

The HIT’s strategy captures higher income without taking corporate credit risk, while remaining market neutral in terms of interest rate risk. Key to the HIT’s performance track record is its ability to directly source credit-enhanced multifamily investments that generate significant yield spreads over Treasuries and have prepayment protection. These multifamily investments are issued, guaranteed or insured by the U.S. government or government-sponsored enterprises. In addition to providing affordable housing for working families, many of these multifamily investments create good union jobs and provide a stimulus to local economies.

The HIT’s Outlook

We expect the economy to be challenged for an extended period as unemployment continues to rise. Consumers will likely continue to increase savings to offset the massive losses experienced in their home values and equity portfolios, providing a cushion against job losses. A greater variety of affordable and moderate-income rental housing options will be needed going forward, as the credit available for home buying will be tighter than in recent years. The HIT is tracking a number of multifamily transactions for investment. Additional transactions are expected to result from the likely expansion of the Federal Housing Administration’s role in the multifamily market, helping fill the void left by the private sector’s withdrawal. As an active FHA market player with over 40 years of expertise in sourcing and investing in FHA product, the HIT is well-positioned to capture transactions that meet its labor and investment criteria. Further, yields on government/agency multifamily securities and spreads between them and Treasuries remain historically attractive.

Sources: Bloomberg, HIT data, BarclaysLive

The Right Time to Invest in the HIT

The HIT’s competitive returns, the country’s urgent need for affordable multifamily housing, the HIT’s ability to identify multifamily projects that meet its investment criteria, and the attractive yields on the high credit quality multifamily securities that back those projects – all of these make this the right time for union and public employee pension funds to increase their investments in the HIT. Recently, six large public employee pension funds in the Northeast, two Taft-Hartley pension funds and a health and welfare fund have approved investments in the HIT in recognition of its performance and collateral benefits. With additional investment capital, the HIT can take advantage of a favorable environment. The HIT is well-positioned to execute its ongoing strategy and to maintain its exceptional track record of generating superior risk-adjusted returns. Pension capital invested in the HIT will also help provide a much-needed stimulus that will create good union jobs and affordable housing.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 1, 2009, unless otherwise noted.

3